UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2005


                              ROYAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


               DELAWARE                                000-51123                             20-1636029
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

     9226 SOUTH COMMERCIAL AVENUE                                                                        60017
             CHICAGO, IL                                                                              (Zip Code)
    (Address of principal executive
              offices)

        Registrant's telephone number, including area code (773) 768-4800

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                  ------------------------------------------

         On October 26, 2005, at the 2005 Annual Stockholders Meeting, the stockholders of Royal Financial, Inc. (the "Company") approved the Royal Financial, Inc. 2005 Stock Option Plan ("Stock Option Plan") and the Royal Financial, Inc. 2005 Recognition and Retention Plan and Trust Agreement ("Recognition and Retention Plan"). The Stock Option Plan and the Recognition and Retention Plan were previously adopted by the Company's Board of Directors (the "Board") on September 20, 2005, subject to the approval by the Company's stockholders at the Annual Meeting.

         STOCK OPTION PLAN

         Purpose and Administration: The purpose of the Stock Option Plan is to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Compensation Committee of the Board (the "Committee") will interpret and administer the Stock Option Plan and can adopt, amend, and rescind rules, regulations, or procedures which may be advisable in the administration of the Stock Option Plan.

         Shares Authorized for Issuance: The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code of 1986 ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Directors, officers and key employees of the Company and its subsidiaries are eligible to receive Awards under the Stock Option Plan, except that non-employee directors are only eligible to receive Awards of non-qualified options.

         A total of 264,500 shares of the Company's common stock have been reserved for issuance under the Stock Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of common stock under the Stock Option Plan, (b) the number of shares to which any Award relates, and (c) the exercise price per share under any option will be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

         Stock Options: Under the Stock Option Plan, the Board or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or non-qualified options (collectively "options"), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. The per share exercise price of both an incentive stock option and non-qualified option must be at least equal to the fair market value ("FMV") of a share of common stock on the date the option is granted (or 110% of FMV in the case of incentive stock options granted to any employees who own more than 10% of the outstanding common stock).

         Options granted will become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Vesting cannot occur on or after a participant's employment or service with the Company is terminated. Unless specifically stated otherwise by the Board or Committee at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or any subsidiary or service as a non-employee director, because of his death, disability, or retirement. Additionally, if there is a change in control of the Company (as defined in the Stock Option Plan), all outstanding options will become immediately vested and exercisable in full. An option cannot be exercised more than ten years after the date it was granted.

         Performance Share Awards: Under the Stock Option Plan, the Committee has the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals (a "Performance Share Award"). The Committee has the discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining

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such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance will be measured for determining achievement of performance, the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment, and such further terms and conditions determined by the Committee, subject to the Stock Option Plan.

         The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested will be a measure based on one or more performance goals. The performance goals for any Performance Share Award will be based on any one or more of the following performance criteria: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award can be reduced or eliminated, but not increased, by the Committee.

         Amendment and Termination: The Board may amend or terminate the Stock Option Plan at any time with respect to any option shares if Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board cannot, without consent of the holder of an Award, alter or impair any Award previously granted under the Stock Option Plan except as specifically authorized by the Stock Option Plan. The Stock Option Plan will continue in effect for a period of ten years from October 26, 2005, the date the Stock Option Plan was approved by the stockholders at the Annual Meeting, unless sooner terminated.

         The foregoing description of the Stock Option Plan is only a summary and is qualified in its entirety by reference to the Stock Option Plan, which was filed as an exhibit to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and is incorporated herein by reference.

         The following directors of the Company have been granted options to purchase shares of the Company's common stock under the Stock Option Plan: Alan
W. Bird (26,450), Donald A. Moll (52,900), Peter C. Rolewicz (13,225), Rodolfo Serna (13,225), John T. Dempsey (13,225) and Barbara K. Minster (13,225).

         RECOGNITION AND RETENTION PLAN

         Purpose and Administration: The purpose of the Recognition and Retention Plan is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. The Committee will administer the Recognition and Retention Plan.

         Shares Authorized for Issuance: The Recognition and Retention Plan provides for the issuance of restricted shares of the Company's common stock. A total of 105,800 shares of the Company's common stock will be purchased for and contributed to the Recognition and Retention Plan. The number of shares subject to the Recognition and Retention Plan and any awards outstanding in the future will be adjusted in the event of a stock split, stock dividend or other change in the common stock. Officers, key employees and directors of the Company and the Bank who are selected by the Board or the Committee are eligible to receive benefits under the Recognition and Retention Plan.

         Grants: Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock payable at the rate specified by the Board of the Committee. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition and Retention Plan. Recipients of shares of restricted stock that have been granted pursuant to the Recognition and Retention Plan that have not yet been earned and distributed are entitled to direct the trustees of the Trust as to the voting of such shares, but the shares cannot be sold, assigned, pledged or otherwise disposed of until such shares have been earned and allocated. Any cash

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dividends, stock dividends or returns of capital declared in respect to unvested share awards will be held by the Trust for the benefit of the recipients and will be paid out proportionately by the Trust to the recipients as soon as practicable after the share awards become earned.

         If the recipient terminates employment or service with the Company for any reason, the recipient will forfeit all rights to any shares subject to an award which have not yet been earned, except that all shares subject to an award held by a recipient whose employment or service with the Company terminates due to death, disability, or retirement will be deemed earned as of the recipient's last day of employment or service with the Company. In addition, all shares subject to an award held by a recipient will be deemed earned as of the effective date of a change in control (as defined in the plan) of the Company.

         Performance Share Awards: The Committee has the ability under the Recognition and Retention Plan to condition or restrict the vesting or exercisability of any award upon the achievement of performance targets or goals as set forth under the Recognition and Retention Plan (a "Performance Share Award"). The Committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance will be measured for determining achievement of performance, the timing of delivery of awards earned, forfeiture provisions, the effect of termination of employment, and such further terms and conditions as determined by the Committee, subject to the Recognition and Retention Plan.

         The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested will be a measure based on one or more performance goals. The performance goals for any Performance Share Award will be based on any one or more of the following performance criteria: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; asset quality; stock price; total stockholder return; capital; net interest income; market share; profits; attainment of strategic and/or operational initiatives; cost control or efficiency ratio; and asset growth. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award can be reduced or eliminated, but not increased, by the Committee.

         Amendment and Termination: The Board may amend or terminate the Recognition and Retention Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board cannot, without consent of the holder of an award, alter or impair any award previously granted under the Recognition and Retention Plan except as specifically authorized by the Recognition and Retention Plan. Any termination of the Recognition and Retention Plan will not affect awards previously granted, and such awards would remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

         The foregoing description of the Recognition and Retention Plan is only a summary and is qualified in its entirety by reference to the Recognition and Retention Plan, which was filed as an exhibit to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and is incorporated herein by reference.

         The following directors of the Company have been awarded shares of restricted stock under the Recognition and Retention Plan: Alan W. Bird (10,580 shares), Donald A. Moll (21,160 shares), Peter C. Rolewicz (5,290 shares), Rodolfo Serna (5,290 shares), John T. Dempsey (5,290 shares) and Barbara K. Minster (5,290 shares).

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ITEM 8.01     OTHER EVENTS
              ------------

         On October 28, 2005, the Company issued a press release announcing the results of the matters voted on at its 2005 Annual Stockholders Meeting held on October 26, 2005. At the meeting, the Company's stockholder reelected Peter Rolewicz and Rodolfo Serna as Class I directors to serve for a three-year term expiring in 2008, approved the Royal Financial, Inc. 2005 Stock Option Plan and the Royal Financial, Inc. 2005 Management Recognition and Retention Plan and Trust Agreement, and ratified the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending June 30, 2006.

         A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (d) Exhibits


            EXHIBIT NUMBER             DESCRIPTION
            -------------- -----------------------------------------------------

                  10.1 Royal Financial, Inc. 2005 Stock Option Plan (filed as Appendix B to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and incorporated herein by reference).

                  10.2 Royal Financial, Inc. 2005 Recognition and Retention Plan and Trust Agreement (filed as Appendix C to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and incorporated herein by reference).

                  99.1     Press Release dated October 28, 2005.

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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROYAL FINANCIAL, INC.
                                (Registrant)

                                By:/s/ Donald A. Moll
                                   ---------------------------------------------
                                   Name:  Donald A. Moll
                                   Title: President and Chief Executive Officer


Date:  October 27, 2005

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

10.1 Royal Financial, Inc. 2005 Stock Option Plan (filed as Appendix B to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and incorporated herein by reference).

10.2 Royal Financial, Inc. 2005 Recognition and Retention Plan and Trust Agreement (filed as Appendix C to the Company's proxy statement for its 2005 Annual Stockholders Meeting, and incorporated herein by reference).

99.1     Press Release dated October 28, 2005.

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